FINANCIAL STATEMENTS

Separate Account VUL of Integrity Life Insurance Company
Year Ended December 31, 2021
With Report of Independent Registered Public
Accounting Firm

Separate Account VUL
of
Integrity Life Insurance Company

Financial Statements

Year Ended December 31, 2021

Report of Independent Registered Public Accounting Firm

The Board of Directors of Integrity Life Insurance Company and
The Contract Owners of Separate Account VUL of Integrity Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in Appendix A that comprise Separate Account VUL of Integrity Life Insurance Company (the Separate Account), as of December 31, 2021, and the related statements of operations for the year ended, and the statements of changes in net assets for the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations for the year then ended and changes in its net assets for each of the two years then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP
We have served as the Separate Account’s auditor since 1993.
Cincinnati, Ohio
April 18, 2022
1

Appendix A
Subaccounts comprising Separate Account VUL of Integrity Life Insurance Company

EQ Advisors Trust	EQ Premier VIP Trust
Class 1A:	Class A:
EQ/Common Stock Index	EQ/Moderate Allocation
EQ/International Equity Index	EQ/Core Plus Bond
EQ/Money Market
Multimanager Aggressive Equity

2

Separate Account VUL of Integrity Life Insurance Company

Statement of Assets and Liabilities

December 31, 2021

	EQ/ Common Stock Index -	EQ/ Money Market -	EQ/Moderate Allocation -	Multimanager Aggressive Equity -	EQ/ Core Plus Bond -	EQ/ International Equity Index -
	Class 1A	Class 1A	Class A	Class 1A	Class A	Class 1A

Assets
Investments at fair value	$5,501,037	$38,462	$1,288,869	$1,470,034	$50,423	$423,815

Liabilities
Receivable from (payable to) the general account of Integrity	2	—	(7)	11	3	—

Net assets	$5,501,039	$38,462	$1,288,862	$1,470,045	$50,426	$423,815

Unit value	$2,682.49	$237.04	$889.01	$2,368.59	$431.93	$670.11

Units outstanding	2,051	162	1,450	621	117	632

See accompanying notes.
3

Separate Account VUL of Integrity Life Insurance Company

Statement of Operations

Year Ended December 31, 2021

	EQ/ Common Stock Index -	EQ/ Money Market -	EQ/Moderate Allocation -	Multimanager Aggressive Equity -	EQ/ Core Plus Bond -	EQ/ International Equity Index -
	Class 1A	Class 1A	Class A	Class 1A	Class A	Class 1A

Investment income
Reinvested Dividends	$35,317	$—	$33,055	$—	$696	$13,327
Realized Gain on Distributions	339,483	63	74,815	252,094	509	—
Expenses
Mortality and expense risk charges	(30,811)	(221)	(7,730)	(8,792)	(332)	(2,550)
Net investment income (loss)	343,989	(158)	100,140	243,302	873	10,777

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) on sales of investments	179,501	3	1,126	117,072	218	1,215
Change in net unrealized appreciation
(depreciation) during the year	572,877	(1)	(5,488)	(101,040)	(2,337)	28,802
Net realized and unrealized gain (loss)
on investments	752,378	2	(4,362)	16,032	(2,119)	30,017

Net increase (decrease) in net assets
resulting from operations	$1,096,367	$(156)	$95,778	$259,334	$(1,246)	$40,794

See accompanying notes.
4

Separate Account VUL of Integrity Life Insurance Company

Statements of Changes in Net Assets

Year Ended December 31, 2021

	EQ/ Common Stock Index -	EQ/ Money Market -	EQ/Moderate Allocation -	Multimanager Aggressive Equity -	EQ/ Core Plus Bond -	EQ/ International Equity Index -
	Class 1A	Class 1A	Class A	Class 1A	Class A	Class 1A

Increase (decrease) in net assets from operations
Net investment income (loss)	$343,989	$(158)	$100,140	$243,302	$873	$10,777
Net realized gain (loss) on sales of investments	179,501	3	1,126	117,072	218	1,215
Change in net unrealized appreciation (depreciation) during the year	572,877	(1)	(5,488)	(101,040)	(2,337)	28,802
Net increase (decrease) in net assets resulting from operations	1,096,367	(156)	95,778	259,334	(1,246)	40,794

Increase (decrease) in net assets from contract related transactions
Contributions from contract owners	$86,606	$6,135	$51,318	$37,063	$1,446	$12,102
Contract terminations and benefits	(288,627)	—	(35,043)	(140,096)	(4,732)	(5,378)
Net contract loan activity	30,216	3,422	4,236	10,541	(125)	(28)
Net transfers among investment divisions	(5,850)	(1)	122	(3,202)	30	88
Contract maintenance charges	(192,833)	(8,767)	(83,861)	(66,850)	(2,429)	(22,576)
Net increase (decrease) in net assets from contract related transactions	(370,488)	789	(63,228)	(162,544)	(5,810)	(15,792)
Increase (decrease) in net assets	725,879	633	32,550	96,790	(7,056)	25,002

Net assets, beginning of year	4,775,160	37,829	1,256,312	1,373,255	57,482	398,813

Net assets, end of year	$5,501,039	$38,462	$1,288,862	$1,470,045	$50,426	$423,815

Unit transactions
Units purchased	28	38	34	15	6	12
Units redeemed	(188)	(35)	(107)	(88)	(19)	(36)
Net increase (decrease) in units	(160)	3	(73)	(73)	(13)	(24)

See accompanying notes.
5

Separate Account VUL of Integrity Life Insurance Company

Statements of Changes in Net Assets

Year Ended December 31, 2020

	EQ/ Common Stock Index -	EQ/ Money Market -	EQ/Moderate Allocation -	Multimanager Aggressive Equity -	EQ/ Core Plus Bond -	EQ/ International Equity Index -
	Class 1A	Class 1A	Class A	Class 1A	Class A	Class 1A

Increase (decrease) in net assets from operations
Net investment income (loss)	$246,859	$(181)	$78,862	$109,917	$2,828	$5,788
Net realized gain (loss) on sales of investments	124,588	—	(1,314)	68,622	164	(2,586)
Change in net unrealized appreciation (depreciation) during the year	392,697	—	42,472	207,623	4,382	6,340
Net increase (decrease) in net assets resulting from operations	764,144	(181)	120,020	386,162	7,374	9,542

Increase (decrease) in net assets from contract related transactions
Contributions from contract owners	$81,048	$6,331	$47,695	$32,897	$1,560	$12,748
Contract terminations and benefits	(121,337)	(6,420)	(34,541)	(58,427)	(2,241)	(11,331)
Net contract loan activity	11,247	(150)	2,652	(664)	(258)	98
Net transfers among investment divisions	(3,108)	4	(1,245)	(5,960)	—	(379)
Contract maintenance charges	(198,236)	(9,527)	(86,611)	(65,342)	(2,940)	(26,382)
Net increase (decrease) in net assets from contract related transactions	(230,386)	(9,762)	(72,050)	(97,496)	(3,879)	(25,246)
Increase (decrease) in net assets	$533,758	(9,943)	47,970	288,666	3,495	(15,704)

Net assets, beginning of year	4,241,402	47,772	1,208,342	1,084,589	53,987	414,517

Net assets, end of year	$4,775,160	$37,829	$1,256,312	$1,373,255	$57,482	$398,813

Unit transactions
Units purchased	29	22	39	9	3	16
Units redeemed	(156)	(63)	(136)	(72)	(12)	(64)
Net increase (decrease) in units	(127)	(41)	(97)	(63)	(9)	(48)

See accompanying notes.
6

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements

December 31, 2021

1. Organization and Nature of Operations

Integrity Life Insurance Company Separate Account VUL (“the “Separate Account”) is a unit investment trust registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), established by the Integrity Life Insurance Company (the “Company”), a life insurance company, that is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. The Separate Account was established on July 24, 1985 for the purpose of issuing variable life insurance policies (“policies”). Variable life insurance policies have not been offered by the Company since 1990, but policies are still outstanding. Net premiums may be received under existing policies.

Policyholders may allocate or transfer their account values to one or more of the Separate Account’s subaccounts or to a guaranteed interest division provided by Integrity, or both. Four subaccounts invest in shares of the corresponding portfolios of EQ Advisors Trust (“EQAT”). The other two subaccounts invest in shares of the corresponding portfolios of EQ Premier VIP Trust (“EQPVT”). Both EQAT and EQPVT are mutual funds managed by AXA Equitable Life Insurance Company through its AXA Funds Management Group unit.

Each subaccount invests all its investible assets in shares of corresponding investment portfolios (“Underlying Funds”) of the investment companies listed below:

EQ Advisors Trust	EQ Premier VIP Trust
Class 1A:	Class A:
EQ/Common Stock Index	EQ/ Core Plus Bond
EQ/International Equity Index	EQ/ Moderate Allocation
EQ/Money Market
Multimanager Aggressive Equity

The statement of operations for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2021. The statements of changes in net assets for all of the Underlying Funds are presented in the financial statements for the year ended December 31, 2021 and December 31, 2020.
7

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

1. Organization and Nature of Operations (continued)

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Separate Account’s assets applicable to contract holders’ accounts is not chargeable with liabilities arising out of any other business the Company may conduct.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”).

Investments

Investments in shares of EQAT and EQPVT are valued at fair value as determined by the closing net asset values of the respective portfolios at December 31, 2021. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Capital gain distributions from the Underlying Funds are included in the realized gain distributions line on the Statements of Operations. Dividends from the Underlying Funds are included in the reinvested dividends line on the Statements of Operations. Dividends and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date. Dividends and capital gain distributions from the Underlying Funds are reinvested in the respective Underlying Funds and are reflected in the unit values of the subaccounts.

Share transactions are recorded on the trade date. Realized gains and losses on sales of EQAT and EQPVT shares are determined using the specific identification method.

The Separate Account’s investments are held at fair value. Fair value is the price that the Separate Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is established using a three-level hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Separate Account’s investments are assigned a level based upon the observability of

8

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)
the inputs that are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•Level 1 - inputs to the valuation methodology are quoted prices in active markets.
•Level 2 - inputs to the valuation methodology are observable, directly or indirectly.
•Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity.

The Separate Account’s investments are valued as Level 1. There were no transfers between levels 1, 2, and 3 during the year. The Separate Account’s policy is to recognize the transfers in and transfers out of levels at the beginning of the annual reporting period.

Unit Value
Unit values for the subaccounts are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the net asset value of the Underlying Fund, reinvested dividends and capital gains, and the daily asset charge for the mortality and expense risk and administrative charges, as applicable.
Taxes
Operations of the Separate Account are included in the income tax return of the Company, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account is not taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, the Company has the right to charge the Separate Account for any federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, the Company pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, the Company retains the right to charge for any federal income tax incurred, which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates
The preparation of financial statements in accordance with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

9

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

2. Summary of Significant Accounting Policies (continued)

Risks and Uncertainties

The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Separate Account; and disruptions of product marketing and sales efforts. The Separate Account has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.

Subsequent Events

Management has evaluated subsequent events though the issuance of these financial statements and determined that no additional disclosures are required.
10

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

3. Investments

The aggregate cost of Underlying Fund shares purchased and proceeds from Underlying Fund shares sold during the period ended December 31, 2021 and the cost of investments held at December 31, 2021, for each subaccount, were as follows:

Subaccount	Purchases	Sales	Cost
EQ/ Common Stock Index	$445,467	$(471,967)	$3,447,878
EQ/ Money Market	9,155	(8,524)	38,463
EQ/ Moderate Allocation	137,210	(100,298)	1,338,231
Multimanager Aggressive Equity	285,408	(204,651)	901,260
EQ/ Core Plus Bond	3,166	(8,106)	48,407
EQ/ International Equity Index	20,947	(25,962)	409,177
11

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

4. Expenses

The Company assumes mortality and expense risks related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 0.60% of policyholders’ net assets to cover these risks. These expenses are deducted on a daily basis.

The Company makes deductions for administrative expenses and state premium taxes from premiums before amounts are allocated to the Separate Account.

5. Financial Highlights

A summary of net assets, unit values and units outstanding for variable annuity contracts, investment income and expense ratios, excluding expenses of the underlying funds and total returns are presented for each period ended December 31.

** Investment income ratio amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Underlying Fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Underlying Fund in which the subaccounts invest. Therefore, the Investment Income Ratio is greatly affected by the amount of subaccount assets that are present on specific dividend record dates.

*** Expense ratio amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense risk and administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

**** Total return amounts represent the total return for the periods indicated, including changes in the fair value of the Underlying Fund, which includes expenses assessed through the reduction of unit values. The ratio does not include any expenses assessed through the redemption of units. Subaccounts with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.
12

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

Subaccount	Year	Units	Unit Value	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
EQ/ Common Stock Index
	2021	2,051	$2,682.49	$5,501	0.69%	0.60%	24.18%
	2020	2,211	2,160.18	4,775	1.13%	0.60%	19.05%
	2019	2,338	1,814.47	4,241	1.40%	0.60%	29.45%
	2018	2,595	1,401.65	3,637	1.30%	0.60%	(6.37)%
	2017	2,775	1,496.98	4,154	1.27%	0.60%	19.75%
EQ/ Money Market
	2021	162	$237.04	$38	0.00%	0.60%	(0.42)%
	2020	159	238.03	38	0.21%	0.60%	(0.40)%
	2019	200	238.98	48	1.52%	0.60%	0.90%
	2018	244	236.84	58	1.26%	0.60%	0.66%
	2017	269	235.29	63	0.38%	0.60%	(0.20)%
EQ/ Moderate Allocation
	2021	1,450	$889.01	$1,289	2.57%	0.60%	7.77%
	2020	1,523	824.94	1,256	2.18%	0.60%	10.59%
	2019	1,620	745.92	1,208	1.53%	0.60%	14.84%
	2018	1,858	649.51	1,207	1.53%	0.60%	(5.34)%
	2017	2,013	686.16	1,381	1.21%	0.60%	10.38%

13

Separate Account VUL
of
Integrity Life Insurance Company

Notes to Financial Statements (continued)

5. Financial Highlights (continued)

Subaccount	Year	Units	Unit Value	Net Assets (000s)	Investment Income Ratio (**)	Expense Ratio (***)	Total Return (****)
Multimanager Aggressive Equity
	2021	621	$2,368.59	$1,470	—%	0.60%	19.78%
	2020	694	1,977.45	1,373	—%	0.60%	37.99%
	2019	757	1,433.09	1,085	0.74%	0.60%	32.55%
	2018	834	1,081.17	902	0.13%	0.60%	(0.81)%
	2017	895	1,090.03	976	0.16%	0.60%	29.57%
EQ/Core Plus Bond
	2021	117	$431.93	$50	1.26%	0.60%	(2.27)%
	2020	130	441.97	57	2.06%	0.60%	14.17%
	2019	139	387.1	54	2.07%	0.60%	6.27%
	2018	145	364.26	53	2.13%	0.60%	(1.10)%
	2017	164	368.32	60	1.33%	0.60%	1.62%
EQ/ International Equity Index
	2021	632	$670.11	$424	3.14%	0.60%	10.28%
	2020	656	607.64	399	1.93%	0.60%	3.21%
	2019	704	588.75	415	2.82%	0.60%	21.41%
	2018	743	484.92	360	2.39%	0.60%	(15.68)%
	2017	767	575.11	441	2.63%	0.60%	22.49%
14

STATUTORY-BASIS FINANCIAL STATEMENTS

Integrity Life Insurance Company
Years Ended December 31, 2021, 2020 and 2019
With Report of Independent Auditors

Integrity Life Insurance Company

Statutory-Basis Financial Statements

Years Ended December 31, 2021, 2020 and 2019

Report of Independent Auditors

The Board of Directors
Integrity Life Insurance Company
Opinion
We have audited the statutory-basis financial statements of Integrity Life Insurance Company (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, changes in capital and surplus and cash flows for each of the three years ended December 31, 2021, and the related notes to the financial statements (collectively referred to as the “financial statements”).
Unmodified Opinion on Statutory Basis of Accounting
In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the three years ended December 31, 2021, on the basis of accounting described in Note 1.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the three years ended December 31, 2021.
Basis for Opinion
We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.
Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Ohio Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.
Responsibilities of Management for the Financial Statements
Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Ohio Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date that the financial statements are issued.
Auditor’s Responsibilities for the Audit of the Financial Statements
Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.
In performing an audit in accordance with GAAS, we:
•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.
We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.
/s/ Ernst & Young, LLP
April 18, 2022

Integrity Life Insurance Company
Balance Sheets (Statutory-Basis)

	December 31
	2021	2020
Admitted assets	(In Thousands)
Cash and invested assets:
Debt securities	$5,219,718	$5,293,941
Preferred and common stocks	736,547	561,471
Investment in common stock of subsidiary	426,317	343,676
Mortgage loans	748,539	653,394
Policy loans	102,267	107,461
Derivatives	114,319	118,079
Cash, cash equivalents and short-term investments	138,968	237,678
Receivable for securities	392	1,384
Securities lending reinvested collateral assets	3,844	11,622
Other invested assets	328,722	325,437
Total cash and invested assets	7,819,633	7,654,143

Investment income due and accrued	48,563	48,328
Net deferred income tax asset	—	13,240
Amounts receivable on reinsurance contracts	247	237
Other admitted assets	3,059	2,763
Separate account assets	2,084,803	2,096,011
Total admitted assets	$9,956,305	$9,814,722

Liabilities and capital and surplus
Liabilities:
Policy and contract liabilities:
Life and annuity reserves	$5,069,131	$4,999,624
Liability for deposit-type contracts	919,393	1,006,680
Policy and contract claims	278	215
Total policy and contract liabilities	5,988,802	6,006,519

General expense due and accrued	270	252
Net deferred income tax liability	2,865	—
Current federal income taxes payable to parent	2,102	14,992
Transfer to (from) separate accounts due and accrued, net	(31,966)	(35,058)
Asset valuation reserve	194,805	162,064
Interest maintenance reserve	17,337	15,382
Amounts payable on reinsurance contracts	2	187
Other liabilities	77,564	66,487
Derivatives	39,207	46,445
Payable for securities lending	99,080	139,143
Separate account liabilities	2,084,803	2,096,011
Total liabilities	8,474,871	8,512,424

Capital and surplus:
Common stock, $2 par value, authorized 1,500 shares, issued and outstanding 1,500 shares	3,000	3,000
Paid-in surplus	908,164	908,164
Accumulated surplus	570,270	391,134
Total capital and surplus	1,481,434	1,302,298
Total liabilities and capital and surplus	$9,956,305	$9,814,722
See accompanying notes.

Integrity Life Insurance Company
Statements of Operations (Statutory-Basis)

	Year Ended December 31
	2021	2020	2019
	(In Thousands)
Premiums and other revenues:
Premiums and annuity considerations	$373,246	$340,139	$477,243
Net investment income	277,407	261,248	276,870
Considerations for supplementary contracts with life contingencies	7,998	5,613	6,729
Amortization of the interest maintenance reserve	4,926	3,426	1,645
Reserve adjustments on reinsurance ceded	51	(24)	(111)
Fees from management of separate accounts	19,249	16,531	16,463
Other revenues	2,853	2,606	2,641
Total premiums and other revenues	685,730	629,539	781,480

Benefits paid or provided:
Death benefits	17,298	10,571	16,081
Annuity benefits	331,926	306,709	303,259
Surrender benefits	329,065	302,825	399,883
Payments on supplementary contracts with life contingencies	8,006	7,403	7,174
Increase (decrease) in policy reserves and other policyholders’ funds	75,780	79,776	220,224
Total benefits paid or provided	762,075	707,284	946,621

Insurance expenses and other deductions:
Commissions	23,663	22,761	29,104
Commissions and expenses on reinsurance assumed	12	12	12
General expenses	46,895	44,197	45,439
Net transfers to (from) separate accounts	(182,319)	(199,119)	(262,974)
Other deductions	1,914	2,743	5,296
Total insurance expenses and other deductions	(109,835)	(129,406)	(183,123)

Gain (loss) from operations before federal income tax expense and net realized capital gains (losses)	33,490	51,661	17,982
Federal income tax expense (benefit), excluding tax on capital gains	5,258	10,440	9,364
Gain (loss) from operations before net realized capital gains (losses)	28,232	41,221	8,618
Net realized capital gains (losses) (excluding gains (losses) transferred to IMR and capital gains tax)	23,186	45,120	4,507
Net income (loss)	$51,418	$86,341	$13,125
See accompanying notes.

Integrity Life Insurance Company
Statements of Changes in Capital and Surplus (Statutory-Basis)

	Common Stock	Paid-In Surplus	Accumulated Surplus	Total Capital and Surplus
	(In Thousands)

Balance, January 1, 2019	$3,000	$908,164	$220,103	$1,131,267
Net income (loss)	—	—	13,125	13,125
Change in net deferred income tax	—	—	11,431	11,431
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $22,497)	—	—	159,063	159,063
Net change in nonadmitted assets and related items	—	—	3,196	3,196
Change in asset valuation reserve	—	—	(58,277)	(58,277)
Change in surplus in separate accounts	—	—	(3)	(3)
Cumulative effect of changes in accounting principles	—	—	11,542	11,542
Balance, December 31, 2019	3,000	908,164	360,180	1,271,344
Net income (loss)	—	—	86,341	86,341
Change in net deferred income tax	—	—	1,474	1,474
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $1,133)	—	—	(58,415)	(58,415)
Net change in nonadmitted assets and related items	—	—	181	181
Change in valuation basis	—	—	5,097	5,097
Change in asset valuation reserve	—	—	(3,714)	(3,714)
Change in surplus in separate accounts	—	—	(10)	(10)
Balance, December 31, 2020	3,000	908,164	391,134	1,302,298
Net income (loss)	—	—	51,418	51,418
Change in net deferred income tax	—	—	5,457	5,457
Net change in unrealized gains (losses) on investments (net of deferred tax expense (benefit) of $21,561)	—	—	163,754	163,754
Net change in nonadmitted assets and related items	—	—	213	213
Change in asset valuation reserve	—	—	(32,741)	(32,741)
Prior year reserve correction	—	—	(8,965)	(8,965)
Balance, December 31, 2021	$3,000	$908,164	$570,270	$1,481,434
See accompanying notes.

Integrity Life Insurance Company
Statements of Cash Flow (Statutory-Basis)

	Year Ended December 31
	2021	2020	2019
	(In Thousands)
Operating activities
Premiums collected net of reinsurance	$381,244	$345,752	$483,973
Net investment income received	274,756	278,132	285,262
Benefits paid	(701,603)	(645,873)	(752,281)
Net transfers from (to) separate accounts	185,411	201,792	268,878
Commissions and expense paid	(72,055)	(69,149)	(78,121)
Federal income taxes recovered (paid)	(28,889)	(5,168)	(12,727)
Other, net	22,092	18,905	19,154
Net cash from (for) operations	60,956	124,391	214,138

Investing activities
Proceeds from investments sold, matured or repaid:
Debt securities	1,259,454	875,893	912,996
Preferred and common stocks	178,558	245,053	77,519
Mortgage loans	41,684	42,210	12,182
Other invested assets	40,469	21,227	18,895
Net gains (losses) on cash, cash equivalents and short-term investments	54	71	47
Miscellaneous proceeds	8,770	2,866	6,131
Net proceeds from investments sold, matured or repaid	1,528,989	1,187,320	1,027,770

Cost of investments acquired:
Debt securities	(1,197,497)	(842,448)	(947,099)
Preferred and common stocks	(220,373)	(229,301)	(90,772)
Mortgage loans	(136,829)	(27,308)	(109,318)
Other invested assets	(31,057)	(51,118)	(78,307)
Miscellaneous applications	(9,649)	(32,851)	(9,150)
Total cost of investments acquired	(1,595,405)	(1,183,026)	(1,234,646)

Net change in policy and other loans	5,194	(2,342)	2,806
Net cash from (for) investments	(61,222)	1,952	(204,070)

Financing and miscellaneous activities
Capital and paid-in surplus, less treasury stock	—	—	—
Net deposits on deposit-type contract funds and other insurance liabilities	(87,287)	(117,391)	134,631
Other cash provided (applied)	(11,157)	(25,605)	26,876
Net cash from (for) financing and miscellaneous sources	(98,444)	(142,996)	161,507

Net change in cash, cash equivalents and short-term investments	(98,710)	(16,653)	171,575
Cash, cash equivalents and short-term investments:
Beginning of year	237,678	254,331	82,756
End of year	$138,968	$237,678	$254,331

See accompanying notes.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

1. Nature of Operations and Significant Accounting Policies
Integrity Life Insurance Company (the Company) is a wholly-owned subsidiary of The Western and Southern Life Insurance Company (Western and Southern). The Company, domiciled in the state of Ohio and currently licensed in 49 states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products. For the year ended December 31, 2021, approximately 49.8% of the gross premiums and annuity considerations for the Company were derived from California, Florida, New Jersey, Ohio, Pennsylvania, and Texas.
The Company’s wholly-owned insurance subsidiary, National Integrity Life Insurance Company (National Integrity), is currently licensed in eight states and the District of Columbia and distributes similar products, principally in the state of New York. Fort Washington Investment Advisors, Inc. (Fort Washington), a registered investment adviser, is a nonlife insurance subsidiary of Western and Southern and is the investment manager for the Company.
State regulatory authorities have powers relating to granting and revoking licenses to transact business, the licensing of agents, the regulation of premium rates and trade practices, the form and content of insurance policies, the content of advertising material, financial statements and the nature of permitted practices.
Use of Estimates
The preparation of statutory-basis financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Basis of Presentation
The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP or SSAP) has been adopted as a component of prescribed or permitted practices by the State of Ohio. Ohio Administrative Code 3901-1-67, Alternative derivative and reserve accounting practices - Section A (OAC 3901-1-67) allows the Company to follow a prescribed practice related to its derivative instruments purchased to hedge indexed products. The Company elected to adopt this practice effective January 1, 2021. In accordance with the practice, the Company has included changes in, and settlement of, eligible derivatives in net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. In 2021, the net income of the Company was $51.4 million, $5.6 million higher than the $45.8 million that would have been reported under NAIC SAP. There was no impact to the Company's surplus.
These practices differ in some respects from U.S. generally accepted accounting principles (GAAP). The more significant differences follow.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Investments
Investments in debt securities and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on the NAIC rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in the statement of operations for those designated as trading and as a separate component of other comprehensive income (loss) for those designated as available-for-sale.
All single-class and multiclass mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using the retrospective method. The prospective method is used to determine amortized cost for securities that experience a decline that is deemed to be other-than-temporary. Securities that are in an unrealized loss position which the Company intends to sell, or does not have the intent and ability to hold until recovery, are written down to fair value as a realized loss. Securities that are in an unrealized loss position which the Company has the intent and ability to hold until recovery are written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other-than-temporary, the cost basis of the security is written down to the extent the present value of expected future cash flows using the security’s effective yield is lower than the amortized cost. If high credit quality securities are adjusted, the retrospective method is used.
The Company monitors other investments to determine if there has been an other-than-temporary decline in fair value. Factors that management considers for each identified security include the following:
•The extent the fair value has been below the book/adjusted carrying value;
•The reasons for the decline in value;
•Specific credit issues related to the issuer and current economic conditions, including the current and future impact of any specific events;
•For structured investments (e.g., residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and other structured investments), factors such as overall deal structure and the Company’s position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections are considered;
•For all equity securities and other debt securities with credit-related declines in fair value, the Company’s intent and ability to hold the security long enough for it to recover its value to book/adjusted carrying value; and
•For all other debt securities with interest-related declines in fair value, the Company’s intent to sell the security before recovery of its book/adjusted carrying value.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

If the decline is judged to be other-than-temporary, an impairment charge to fair value is recorded as a net realized capital loss in the period the determination is made. Under GAAP, if the decline is judged to be other-than-temporary because the Company has the intent to sell the debt security or is more likely than not to be required to sell the debt security before its anticipated recovery, an impairment charge to fair value is recorded as a net realized capital loss. If the decline is judged to be other-than-temporary because the Company does not expect to recover the entire amortized cost basis of the security due to expected credit losses, an impairment charge is recorded to net realized capital loss as the difference between amortized cost and the net present value of expected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment.
Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally debt securities and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.
The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in capital and surplus. AVR is not recognized for GAAP.
Subsidiary
The accounts and operations of the Company’s subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.
Policy Acquisition Costs
The costs of acquiring and renewing business are expensed when incurred. Under GAAP, policy acquisition costs, related to traditional life insurance and certain long-duration accident and health insurance policies sold, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investments, mortality, and expense margins.
Nonadmitted Assets
Certain assets designated as “nonadmitted” (principally investments in unaudited joint ventures, partnerships, and limited liability companies), and other assets not specifically identified as an admitted asset within the NAIC’s Accounting Practices and Procedures Manual, are excluded from the accompanying balance sheets and are charged directly to accumulated deficit. Under GAAP, such assets are included in the balance sheets.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Premiums and Benefits
Revenues for universal life and annuity policies with mortality or morbidity risk, except for guaranteed interest and group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.
Benefit Reserves
Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.
Reinsurance
A liability for reinsurance balances is required to be provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to capital and surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.
Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with policy acquisition costs as required under GAAP.
Deferred Income Taxes
Deferred tax assets are recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold. Deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a time frame corresponding with Internal Revenue Service (IRS) tax loss carryback provisions, not to exceed three years, including amounts established in accordance with the provision of SSAP No. 5R, plus 2) for entities who meet the required realization threshold in SSAP No. 101, the lesser of the remaining gross deferred tax assets expected to be realized within three years of the balance sheet date or 15% of capital and surplus excluding any net deferred tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Under GAAP, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in all future years, and a valuation allowance is established for deferred tax assets not meeting a more-likely-than-not realization threshold.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Statements of Cash Flow
Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.
Other significant statutory accounting practices follow.
Restricted Assets
The Company has assets pledged as collateral, or otherwise not exclusively under control of the Company, totaling $941.3 million and $1,046.6 million as of December 31, 2021 and 2020, respectively. These assets are primarily collateral pledged to the Federal Home Loan Bank (FHLB) and collateral held in relation to the Company's securities lending program. These restricted assets are discussed in more detail in their relevant sections.
Investments
Debt securities, common stocks, preferred stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:
Debt securities not backed by other loans are principally stated at amortized cost using the interest method.
Single-class and multiclass mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from Bloomberg and broker-dealer prepayment models or derived from empirical data and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except securities that are deemed to be other-than-temporarily impaired and securities that are principal-only or interest-only, which are valued using the prospective method.
Unaffiliated common stocks, other than FHLB stock, are unrestricted and reported at fair value utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes. FHLB stock is carried at cost and is restricted. At December 31, 2021 and 2020, the Company owned $40.0 million and $35.8 million, of FHLB stock, respectively. The FHLB stock is held in conjunction with the issuance of deposit contracts to the FHLB. See Note 9 for further description.
Redeemable preferred stocks that have characteristics of debt securities and are rated as medium quality or better are reported or amortized cost. All other redeemable preferred stocks are reported at the lower of amortized cost or fair value. Perpetual preferred stocks are valued at fair value, not exceeding any currently effective call price, utilizing publicly quoted prices from third-party pricing services and the related unrealized capital gains and losses are reported in capital and surplus along with any adjustment for federal income taxes.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Short-term investments include investments with remaining maturities of one year or less at the date of acquisition and are principally stated at amortized cost, which approximates fair value.
Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost, which approximates fair value.
The Company’s insurance subsidiary is reported at its underlying statutory equity. The net change in the subsidiary’s equity is included in capital and surplus.
Joint ventures, partnerships, and limited liability companies are carried at the Company’s interest in the underlying audited GAAP equity of the investee. Undistributed earnings allocated to the Company are reported in the change in net unrealized capital gains or losses. Distributions from earnings of the investees are reported as net investment income when received. Because of the indirect nature of these investments, there is an inherent reduction in transparency and liquidity and increased complexity in valuing the underlying investments. As a result, these investments are actively managed by the Company’s management via detailed evaluation of the investment performance relative to risk.
Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.
Policy loans are reported at unpaid principal balances.
Debt securities and other loan interest are credited to income as it accrues. Dividends are recorded as income on ex-dividend dates. To the extent income is uncertain, due and accrued income is excluded and treated as nonadmitted through surplus.
Realized capital gains and losses are determined using the specific identification method.
Premiums
Life and accident and health premiums are recognized as revenue when due. Premiums for annuity policies with mortality and morbidity risk, except for guaranteed interest and group annuity contracts, are also recognized as revenue when due. Premiums received for annuity policies without mortality or morbidity risk and for guaranteed interest and group annuity contracts are recorded using deposit accounting.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Policy Reserves
Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Department. The Company waives deduction of deferred fractional premiums on the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the nonlevel incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves, or the net premiums exceed the gross premiums on any insurance in-force.
The mean reserve method is used to adjust the calculated terminal reserve to the appropriate reserve at December 31. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, in addition, one-half of the extra premium charge for the year. Policies issued after July 1 for substandard lives, are charged an extra premium plus the regular premium for the true age. Mean reserves are based on appropriate multiples of standard rates of mortality. An asset is recorded for deferred premiums net of loading to adjust the reserve for modal premium payments.
For substandard table ratings, mean reserves are based on 125% to 500% of standard mortality rates. For flat extra ratings, mean reserves are based on the standard or substandard mortality rates increased by 1 to 25 deaths per thousand.
Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula as prescribed by the NAIC. Tabular interest on funds not involving life contingencies was derived from basic data.
The Company's variable annuities are reserved under VM-21. Policies reserved under VM-21 are based on principle-based policyholder and asset assumptions with margins and floored at cash values.
Contracts issued that do not incorporate mortality or morbidity risk, such as guaranteed interest contracts, are accounted for as deposit-type contracts. Amounts received as payments and amounts withdrawn on deposit-type contracts are recorded directly to the liability for deposit-type contracts.
The establishment of appropriate reserves is an inherently uncertain process, and there can be no assurance that the ultimate liability will not exceed the Company’s policy reserves and have an adverse effect on the Company’s results of operations and financial condition. Due to the inherent uncertainty of estimating reserves, it has been necessary, and may over time continue to be necessary, to revise estimated future liabilities as reflected in the Company’s policy reserves.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The change in reserves for modified coinsurance contracts is recorded on the reserve adjustments on reinsurance ceded line in the statements of operations.
Securities Lending
At December 31, 2021, the Company has loaned $96.7 million and $23.5 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. At December 31, 2020, the Company has loaned $135.9 million and $15.7 million (fair value) in the general and separate account, respectively, of various debt securities, preferred stocks and common stocks as part of a securities lending program administered by Deutsche Bank. The Company maintains effective control over all loaned securities and, therefore, continues to report such securities as invested assets in the balance sheets.
The Company requires at the initial transaction that the fair value of the cash collateral received must be equal to 102% of the fair value of the loaned securities. The Company monitors the ratio of the fair value of the collateral to loaned securities to ensure it does not fall below 100%. If the fair value of the collateral falls below 100% of the fair value of the securities loaned, the Company nonadmits that portion of the loaned security. At December 31, 2021 and 2020, the Company did not nonadmit any portion of the loaned securities.
The Company reports all collateral on the balance sheet with an offsetting liability recognized for the obligation to return the collateral. Collateral for the securities lending program is either managed by an affiliated agent of the Company or is managed by Deutsche Bank, an unaffiliated agent. Collateral managed by an affiliated agent, which approximated $118.8 million and $143.3 million at December 31, 2021 and 2020, respectively, is invested primarily in investment-grade debt securities and cash equivalents and is included in the applicable amount on the balance sheets because the funds are available for the general use of the Company. At December 31, 2021 and 2020, collateral managed by an unaffiliated agent, which approximated $3.8 million and $11.6 million, respectively, was invested in cash equivalents and was included in securities lending reinvested collateral assets on the balance sheet.
At December 31, 2021, the collateral for all securities on loan could be requested to be returned on demand by the borrower. At December 31, 2021 and 2020, the fair value of the total collateral is $122.6 million and $154.9 million, respectively.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The aggregate collateral broken out by maturity date is as follows at December 31, 2021:

	Amortized Cost	Fair Value
	(In Thousands)

Open	$—	$—
30 days or less	33,682	33,686
31 to 60 days	27,438	27,439
61 to 90 days	—	—
91 to 120 days	2,222	2,220
121 to 180 days	2,700	2,700
181 to 365 days	17,258	17,253
1 to 2 years	20,880	20,866
2 to 3 years	2,636	2,636
Greater than 3 years	15,806	15,806
Total collateral	$122,622	$122,606
At December 31, 2021, all of the collateral held for the securities lending program was invested in tradable securities that could be sold and used to pay for the $123.1 million in collateral calls that could come due under a worst-case scenario where all collateral was called simultaneously.
There is no difference in the policy and procedures for the separate account. In addition, collateral for separate account securities lent is held in the general account with a corresponding payable and receivable between the general and separate accounts. The corresponding payable and receivable is included in the due to/from general account/separate account line on the balance sheets and was $24.0 million and $16.0 million at December 31, 2021 and 2020, respectively.
The Company does not accept collateral that is not permitted by contract or custom to sell or repledge. The Company does not have any securities lending transactions that extend beyond one year from the reporting date.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Separate Accounts
Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for nonguaranteed variable annuity contracts and guaranteed market value adjustment annuity contracts. Assets held in the separate account supporting variable annuities are carried at fair value. Assets held in the separate account supporting market value adjusted annuities are carried at the general account basis. These separate account assets are considered legally insulated from the general account. Surrender charges collectible by the general account in the event of annuity contract surrenders are reported as a negative liability rather than an asset. Policy-related activity involving cash flow, such as premiums and benefits, are reported in the accompanying statements of operations in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of operations as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.
Federal Income Taxes
Western and Southern files a consolidated income tax return with its eligible subsidiaries and affiliates, including the Company. The provision for federal income taxes is allocated to the Company using a separate return method based upon a written tax-sharing agreement. The benefits from losses of subsidiaries and affiliates, which are utilized in the consolidated return, will be retained by the subsidiaries and affiliates under the tax-sharing agreement. Western and Southern pays all federal income taxes due for all members of the consolidated group. The Company will then charge or reimburse, as the case may be, the members of the group an amount consistent with the method described in the tax-sharing agreement.
The Company includes interest and penalties in the federal income tax line on the statements of operations.
Accounting Changes
Effective January 1, 2021, the Company adopted a prescribed practice impacting the treatment of derivatives in the Statements of Operations and Statements of Capital and Surplus. Further detail can be found in the Basis of Presentation section of Note 1 and the Derivative Investments section of Note 2.
Effective January 1, 2021, the Company determined that its reserves related to a fixed indexed annuity product were understated due to an error in certain policies containing reserves for life riders. The Company has recorded a reserve correction in the amount of $9.0 million as a decrease directly to surplus through the Prior Year Reserve Correction line on the Statements of Changes in Capital and Surplus.
Effective January 1, 2020, the Company updated its valuation methodologies on certain reserves related to variable annuities. This resulted in a change of statutory reserve valuation that is required to be recorded directly to surplus rather than as a part of the reserve change recognized in the statements of operations. The Company has recorded $5.1 million as an increase to surplus as a result of the change in valuation bases through the Change in Reserve on Account of Change in Valuation Basis line on the Statements of Changes in Capital and Surplus.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Effective January 1, 2019, the Company changed its deferred tax assets admission calculation related to clarification updates to Statement of Statutory Accounting Principles 101 - Income Taxes, Exhibit A - Implementation Question and Answers, in the Accounting Practices & Procedures Manual. The Company has recorded a $11.5 million increase to surplus as a result of the change in application of the admission criteria through Cumulative Effect of Changes in Accounting Principles on the Statements of Changes in Capital and Surplus.
Risks and Uncertainties
The Company is exposed to risk associated with the ongoing outbreak of coronavirus (“COVID-19”) and is actively monitoring developments through governmental briefings and the relevant health authorities. The effects of the outbreak on the Company are uncertain and difficult to predict, as the situation continues to evolve. Risks include (but are not limited to) the disruption of business operations due to changing work environments for employees, agents and distributors, and business partners; potential economic hardship of policyholders and issuers of investments held by the Company; and disruptions of product marketing and sales efforts. The Company has business continuity plans in place to mitigate the risks posed to business operations by disruptive incidents such as these.
Subsequent Events
The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet date. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements on April 18, 2022.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

2. Investments
The book/adjusted carrying value and fair value of the Company’s investments in debt securities are summarized as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$45,300	$469	$(251)	$45,518
Debt securities issued by states of the U.S. and political subdivisions of the states	23,271	2,558	—	25,829
Non-U.S. government securities	63,768	2,849	(1,661)	64,956
Corporate securities	3,359,613	334,093	(9,727)	3,683,979
Commercial mortgage-backed securities	631,175	11,911	(2,453)	640,633
Residential mortgage-backed securities	328,518	13,681	(1,411)	340,788
Asset-backed securities	768,073	29,702	(1,942)	795,833
Total	$5,219,718	$395,263	$(17,445)	$5,597,536

At December 31, 2020:
U.S. Treasury securities and obligations of U.S. government corporation and agencies	$31,710	$667	$(96)	$32,281
Debt securities issued by states of the U.S. and political subdivisions of the states	35,864	3,728	—	39,592
Non-U.S. government securities	35,621	4,033	—	39,654
Corporate securities	3,572,397	477,386	(4,540)	4,045,243
Commercial mortgage-backed securities	536,629	18,100	(3,494)	551,235
Residential mortgage-backed securities	356,761	24,719	(739)	380,741
Asset-backed securities	724,959	40,813	(3,289)	762,483
Total	$5,293,941	$569,446	$(12,158)	$5,851,229
At December 31, 2021 and 2020, the Company held unrated or below-investment-grade corporate debt securities with a book/adjusted carrying value of $406.9 million and $409.3 million, respectively, with an aggregate fair value of $423.8 million and $434.6 million, respectively. As of December 31, 2021 and 2020, such holdings amount to 7.8% and 7.7%, respectively, of the Company’s investments in debt securities and 4.1% and 4.2%, respectively, of the Company’s total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these debt securities. The Company considers these evaluations in its overall investment strategy.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Unrealized gains and losses on investments in unaffiliated common stocks and common stock of subsidiary are reported directly in capital and surplus and do not affect net income. The unrealized gains and unrealized losses on, and the cost and fair value of those investments and preferred stocks are as follows:

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021:
Preferred stocks	$15,244	$877	$—	$16,121

Common stocks, unaffiliated	$511,150	$201,282	$(3,558)	$708,874
Common stocks, mutual funds	10,002	1,550	—	11,552
Common stocks, subsidiary	228,982	197,335	—	426,317
	$750,134	$400,167	$(3,558)	$1,146,743

At December 31, 2020:
Preferred stocks	$23,146	$1,839	$—	$24,985

Common stocks, unaffiliated	$423,404	$118,497	$(13,695)	$528,206
Common stocks, mutual funds	10,002	117	—	10,119
Common stocks, subsidiary	228,982	114,694	—	343,676
	$662,388	$233,308	$(13,695)	$882,001

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The following table shows unrealized losses and fair values, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2021:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(232)	$28,375	$(19)	$635
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	(1,661)	21,002	—	—
Corporate securities	(8,302)	372,072	(1,425)	11,761
Commercial mortgage-backed securities(1)	(2,239)	316,118	(214)	16,559
Residential mortgage-backed securities(1)	(1,372)	117,941	(39)	5,037
Asset-backed securities(1)	(1,942)	302,463	—	—
Total	$(15,748)	$1,157,971	$(1,697)	$33,992

Common stocks, unaffiliated	$(3,558)	$35,339	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

	Unrealized Losses Less Than 12 Months		Unrealized Losses Greater Than or Equal to 12 Months

	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value
	(In Thousands)
At December 31, 2020:
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$(96)	$2,854	$—	$—
Debt securities issued by states of the U.S. and political subdivisions of the states	—	—	—	—
Non-U.S. government securities	—	—	—	—
Corporate securities	(1,726)	69,028	(2,814)	38,477
Commercial mortgage-backed securities(1)	(1,147)	109,347	(2,347)	90,753
Residential mortgage-backed securities(1)	(735)	26,068	(4)	224
Asset-backed securities(1)	(2,694)	132,725	(595)	91,997
Total	$(6,398)	$340,022	$(5,760)	$221,451

Common stocks, unaffiliated	$(13,695)	$82,930	$—	$—
(1)Amounts relate to securities subject to SSAP 43R.
Investments that are impaired at December 31, 2021 and 2020, for which other-than-temporary impairments have not been recognized, consist mainly of corporate debt securities, asset-backed securities and residential mortgage-backed securities. The aggregated unrealized loss is approximately 1.7% and 3.9% of the carrying value of securities considered temporarily impaired at December 31, 2021 and 2020, respectively. At December 31, 2021, there were a total of 263 securities held that are considered temporarily impaired, 16 of which have been impaired for 12 months or longer. At December 31, 2020, there were a total of 125 securities held that are considered temporarily impaired, 29 of which have been impaired for 12 months or longer. The Company recorded other-than-temporary impairments on securities of $6.1 million, $10.1 million, and $11.3 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company had no loan-backed securities held at December 31, 2021, with a recognized other-than-temporary impairment (OTTI) for the year ended December 31, 2021, where the present value of future cash flows expected to be collected was less than the amortized cost basis of the securities.

The Company had no OTTI on loan-backed and structured securities for the year ended December 31, 2021, due to the intent to sell the security or the inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.
A summary of the cost or amortized cost and fair value of the Company’s debt securities at December 31, 2021, by contractual maturity, is as follows:

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

	Book/Adjusted Carrying Value	Fair Value
	(In Thousands)
Years to maturity:
One or less	$187,718	$188,879
After one through five	1,259,862	1,331,082
After five through ten	995,541	1,077,833
After ten	1,048,831	1,222,488
Mortgage-backed securities/asset-backed securities	1,727,766	1,777,254
Total	$5,219,718	$5,597,536
The expected maturities may differ from contractual maturities in the foregoing table because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their lives.
Proceeds from the sales of investments in debt securities during 2021, 2020 and 2019 were $396.3 million, $282.2 million, and $253.2 million; gross gains of $8.7 million, $6.1 million, and $3.9 million and gross losses of $1.4 million, $4.1 million, and $0.9 million were realized on those sales, respectively.
Proceeds from the sales of investments in equity securities during 2021, 2020 and 2019 were $174.6 million, $236.8 million, and $51.4 million; gross gains of $44.8 million, $75.1 million, and $11.9  million and gross losses of $1.9 million, $7.0 million, and $2.3 million were realized on those sales, respectively.
Realized capital gains (losses) are reported net of federal income taxes and amounts transferred to the IMR as follows for the years ended December 31:

	2021	2020	2019
	(In Thousands)

Realized capital gains (losses)	$40,809	$52,504	$26,800
Less amount transferred to IMR (net of related taxes (benefits) of $1,829 in 2021, $865 in 2020, and $1,772 in 2019)	6,881	3,253	6,665
Less federal income tax expense (benefit) on realized capital gains (losses)	10,742	4,131	15,628
Net realized capital gains (losses)	$23,186	$45,120	$4,507

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Net investment income was generated from the following for the years ended December 31:

	2021	2020	2019
	(In Thousands)

Debt securities	$203,846	$208,905	$226,730
Equity securities	14,781	14,229	13,929
Mortgage loans	32,734	31,414	27,594
Policy loans	5,929	6,100	6,735
Cash, cash equivalents and short-term investments	243	758	1,751
Other invested assets	7,339	3,785	4,567
Derivatives	17,257	—	—
Other	370	861	458
Gross investment income	282,499	266,052	281,764
Investment expenses	5,092	4,804	4,894
Net investment income	$277,407	$261,248	$276,870
The Company’s investments in mortgage loans principally involve commercial real estate. At December 31, 2021, 42.8% of such mortgages, or $320.6 million, involved properties located in Indiana, Florida, and Ohio. Such investments consist primarily of first-mortgage liens on completed income-producing properties. The aggregate mortgage outstanding to any one borrower does not exceed $41.9 million. During 2021, the respective minimum and maximum lending rates for mortgage loans issued were 2.81% and 5.25%. At the issuance of a loan, the percentage of any one loan to value of security, exclusive of insured, guaranteed or purchase money mortgage did not exceed 80.0%. During 2021, the Company did not reduce interest rates on any outstanding mortgages.
Derivative Instruments
The Company invests in derivatives as risk management for its equity indexed products. The exposure to credit risk on its interest rate floors and option positions is the risk of loss from a counterparty failing to perform according to the terms of the contract. That exposure includes settlement risk (i.e., the risk that the counterparty defaults after the Company has delivered funds or securities under terms of the contract) that would result in an accounting loss and replacement cost risk (i.e., the cost to replace the contract at current market rates should the counterparty default prior to settlement date). To limit exposure associated with counterparty nonperformance on its option positions, the Company limits its exposure to individual counterparties to 2% of admitted assets.
Beginning in 2021, pursuant to the adoption of OAC 3901-1-67 (discussed in Note 1, Basis of Presentation), the Company changed the reporting for product hedging derivatives by electing to record changes in, and settlement of, eligible derivatives through net investment income; previously, the Company had recorded changes in, and settlement of, eligible derivatives through unrealized gains/losses and realized gains/losses, respectively. The following paragraph presents this change for the current year period, while displaying the prior year periods as reported in their respective filings.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The Company markets equity indexed annuities. The risk associated with these products is that the ultimate benefit paid could be higher than the return earned from the underlying assets. The Company utilizes custom and exchange-traded call options to economically hedge the S&P 500 index, Goldman Sachs Multi-Asset Equity index, and the J.P. Morgan Strategic BalancedSM index exposure embedded in these products with a net notional amount of $1,276.9 million and $1,379.2 million at December 31, 2021 and 2020, respectively. The Company purchases and writes call options to correlate with changes in the annuity features due to movements in the S&P 500, Goldman Sachs Multi-Asset Equity index, and the J.P. Morgan Strategic BalancedSM index. At the beginning of these contracts, a premium is either paid or received for transferring the related risk. The Company retains basis risk and risk associated with actual versus expected assumptions for mortality and lapse rates. The Company does not apply hedge accounting treatment to these call options. The Company recognizes changes in the fair value of these call options and the related gains/losses from terminations, maturities or expirations through net investment income. The amount recognized in net investment income was $17.3 million for the year ended December 31, 2021. For prior year periods, the change in the fair value recognized through unrealized gains/losses was $(29.2) million and $37.3 million for the years ended December 31, 2020, and 2019, respectively. The net gain/(loss) recognized through net income within realized gains and losses was $2.6 million and $26.1 million for the years ended December 31, 2020 and 2019, respectively.
The Company has entered into a collateral agreement with the counterparty whereby under certain conditions the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the option and the agreed upon thresholds that are based on the credit rating of the counterparty. Inversely, if the net fair value of the option is negative, then the Company may be required to post assets using similar thresholds. At December 31, 2021 and 2020, $56.5 million and $54.6 million, respectively, of cash collateral had been posted to the Company.
The Company markets variable annuities with guaranteed living withdrawal benefits. The risk associated with these products is that unfavorable fund performance coupled with withdrawals and contract fees could deplete the contract holder’s account value, at which point the remaining guaranteed withdrawals would be satisfied by the Company’s general account assets. The Company utilizes short futures to dynamically hedge changes in liability related to the S&P 500 index, Russell 2000 index, NASDAQ Composite index, and MSCI EAFE index exposure embedded in these products. The Company enters into 90-day short futures contracts to correlate with changes in the liability value due to movements in the S&P 500 index, Russell 2000 index, NASDAQ Composite index, and MSCI EAFE index. These futures contracts are entered into with minimal transaction costs, and changes in the value of the underlying indexes will result in increases or decreases in the value of the short futures contracts in the same direction as the changes in the liability. The Company retains basis risk, risk associated with actual versus expected assumptions for mortality and lapse rates, as well as risk of changes in the liability value due to interest rate volatility and equity volatility. The net gain (loss) recognized in net income within realized gains and losses during the reporting period related to the futures was $(5.0) million, $(11.6) million, and $(5.9) million for the years ended December 31, 2021, 2020, and 2019, respectively. .

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Information related to the Company’s derivative instruments as described above and the effects of offsetting on the balance sheet consisted of the following for the years ended December 31:

	2021	2020
	(In Thousands)
Derivative assets:
Gross amount of recognized assets	$114,319	$118,079
Gross amounts offset	—	—
Net amount of assets	$114,319	$118,079

Derivative liabilities:
Gross amount of recognized liabilities	$(39,207)	$(46,445)
Gross amounts offset	—	—
Net amount of liabilities	$(39,207)	$(46,445)

3. Fair Values of Financial Instruments
Included in various investment-related line items in the financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value such as when impaired or, for certain bonds and preferred stocks, when carried at the lower of cost or market.
The Company uses fair value measurements to record the fair value of certain assets and liabilities and to estimate the fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment-type contracts, are excluded from this fair value discussion.
Fair value is defined as the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The Company’s financial assets and liabilities carried at fair value have been classified, for disclosure purposes, based on the following hierarchy that prioritizes inputs to valuation techniques used to measure fair value into three levels. The Company’s policy is to recognize transfers in and transfers out of levels at the beginning of the quarterly reporting period.
•Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include exchange-traded equity securities and mutual funds, including those which are part of the Company’s separate account assets.
•Level 2 - Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The Company’s Level 2 assets and liabilities primarily include call options, stock warrants, preferred stock, and initially rated NAIC 6 residential mortgage-backed securities representing senior and subordinated tranches in securitization trusts containing residential mortgage loans, including those which are part of the Company's separate account assets.The Company determined fair value through the use of third-party pricing services utilizing market observable inputs.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

•Level 3 - Significant unobservable inputs for the asset or liability. The Company’s Level 3 assets and liabilities include certain call options. The fair values of these instruments are determined through the use of valuation models that utilize significant unobservable inputs.
Fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including discount rates, estimates of timing, amount of expected future cash flows and the credit standing of the issuer. Such estimates do not consider the tax impact of the realization of unrealized gains or losses.
For Level 3 investments, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.
Certain investments utilize net asset value (NAV) as a practical expedient for fair value. These investments are reported separately from the hierarchy. Common stock utilizing NAV consists of an investment in a business development corporation as defined by the Investment Company Act of 1940. The investment can be sold or transferred with prior consent from the corporation. The NAV for this investment is $15.00. The Company does not intend to sell any investments utilizing NAV.
As described below, certain fair values are determined through the use of third-party pricing services. Management does not adjust prices received from third parties; however, the Company does analyze the third-party pricing services’ valuation methodologies and related inputs and performs additional evaluation to determine the appropriate level within the fair value hierarchy. The Company performs annual due diligence of third-party pricing services, which includes assessing the vendor’s valuation qualifications, control environment, analysis of asset class-specific valuation methodologies and understanding of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. Care should be exercised in deriving conclusions about the Company’s business, its value or financial position based on the fair value information of financial instruments presented below. The following discussion describes the valuation methodologies utilized by the Company for assets and liabilities measured or disclosed at fair value.
Debt and Equity Securities
The fair values of debt securities and asset/mortgage-backed securities have been determined through the use of third-party pricing services utilizing market observable inputs. Private placement securities trading in less liquid or illiquid markets with limited or no pricing information are valued using either broker quotes or by discounting the expected cash flows using current market-consistent rates applicable to the yield, credit quality and maturity of each security.
The fair values of actively traded equity securities and exchange traded funds (including exchange traded funds with debt like characteristics) have been determined utilizing publicly quoted prices obtained from third-party pricing services. The fair values of certain equity securities for which no publicly quoted prices are available have been determined through the use of third-party pricing services utilizing market observable inputs. Actively traded mutual funds are valued using the net asset values of the funds. The fair value of preferred stock included in Level 3 has been determined by discounting the expected cash flows using current market-consistent rates applicable to the yield.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Mortgage Loans
The fair values for mortgage loans, consisting principally of commercial real estate loans, are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans collateralized by properties with similar investment risk. The fair values for mortgage loans in default are established at the lower of the fair value of the underlying collateral less costs to sell or the carrying amount of the loan.
Cash, Cash Equivalents and Short-Term Investments
The fair values of cash, cash equivalents and short-term investments are based on quoted market prices or stated amounts.
Derivative Instruments
The fair values of free-standing derivative positions, primarily call options, are determined through the use of third-party pricing services utilizing market observable inputs or valuation models incorporating significant unobservable inputs, including projected cash flows, applicable swap curves and implied volatilities. The fair value of the stock warrants have been determined through the use of third-party pricing services utilizing market observable inputs. Derivatives included in Level 1 represent the cash deposits with brokers relating to futures. The fair value is based upon the stated amount.
Securities Lending Reinvested Collateral Assets
The fair values of securities lending reinvested collateral assets are determined through the use of third-party sources utilizing publicly quoted prices.
Other Invested Assets
Other invested assets primarily include surplus debentures for which fair values have been determined through the use of third-party pricing services utilizing market observable inputs.
Assets Held in Separate Accounts
Assets held in separate accounts primarily include debt securities, equity securities, mutual funds, stock warrants, and mortgage loans. The fair values of these assets have been determined using the same methodologies as similar assets held in the general account.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Life and Annuity Reserves for Investment-Type Contracts and Deposit Fund Liabilities and Fixed-Indexed Annuity Contracts
The fair value of liabilities for investment-type contracts is based on the present value of estimated liability cash flows, which are discounted using rates that incorporate risk-free rates and margins for the Company’s own credit spread and the riskiness of cash flows. Key assumptions to the cash flow model include the timing of policyholder withdrawals and the level of interest credited to contract balances. Fair values for insurance reserves are not required to be disclosed. However, the estimated fair values of all insurance reserves and investment contracts are taken into consideration in the Company’s overall management of interest rate risk.
The fair value of liabilities for fixed indexed annuities is based on embedded derivatives that have been bifurcated from the host contract. The fair value of embedded derivatives is calculated based on actuarial and capital market assumptions reflecting the projected cash flows over the life of the contract and incorporating expected policyholder behavior. The host is adjusted for acquisition costs with revised accretion rates.
Cash Collateral Payable
The payable represents the obligation to return cash collateral the Company has received relating to derivative instruments. The fair value is based upon the stated amount.
Securities Lending Liability
The liability represents the Company’s obligation to return collateral related to securities lending transactions. The liability is short-term in nature and therefore, the fair value of the obligation approximates the carrying amount.
Separate Account Liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contract holders and the Company.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Assets and liabilities measured at fair value on a recurring basis are outlined below:

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2021
Assets:
Residential mortgage-backed securities	$17	$—	$17	$—	$—
Common stocks, unaffiliated	668,923	659,317	—	—	9,606
Common stocks, mutual funds	11,552	11,552	—	—	—
Preferred stock	16,121	—	16,121	—	—
Derivative assets	114,319	2,536	47,440	64,343	—
Separate account assets*	978,858	978,825	33	—	—
Total assets	$1,789,790	$1,652,230	$63,611	$64,343	$9,606

Liabilities:
Derivative liabilities	$(39,207)	$—	$(39,207)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

	Assets/(Liabilities) Measured at Fair Value	Fair Value Hierarchy Level
		Level 1	Level 2	Level 3	NAV
	(In Thousands)
At December 31, 2020
Assets:
Residential mortgage-backed securities	$183	$—	$183	$—	$—
Common stocks, unaffiliated	492,371	482,784	—	—	9,587
Common stocks, mutual funds	10,119	10,119	—	—	—
Derivative assets	118,079	2,097	53,538	62,444	—
Separate account assets*	890,064	890,014	50	—	—
Total assets	$1,510,816	$1,385,014	$53,771	$62,444	$9,587

Liabilities:
Derivative liabilities	$(46,445)	$—	$(46,445)	$—	$—

* Separate account assets measured at fair value in this table do not include assets backing market value adjusted annuities, which are held at amortized cost, with the exception of securities rated NAIC 6 where the security’s fair value is below amortized cost.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Beginning Asset/(Liability) as of January 1, 2021	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2021
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$62,444	$13,776	$—	$(11,877)	$—	$—	$64,343

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2021, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$23,806	$—	$—	$(35,683)	$(11,877)
The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2020, is as follows:

	Beginning Asset/(Liability) as of January 1, 2020	Total Realized/Unrealized Gains (Losses) Included in:		Purchases, Sales, Issuances and Settlements	Transfers Into Level 3	Transfers Out of Level 3	Ending Asset/(Liability) as of December 31, 2020
		Net Income	Surplus
	(In Thousands)
Assets:
Derivative assets	$89,737	$1,450	$(29,264)	$521	$—	$—	$62,444

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The gross purchases, issuances, sales and settlements included in the reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended December 31, 2020, is as follows:

	Purchases	Issuances	Sales	Settlements	Net Purchases, Issuances, Sales and Settlements
	(In Thousands)
Assets:
Derivative assets	$17,272	$—	$—	$(16,751)	$521
The following table provides a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities at (in thousands):

December 31, 2021
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$64,343	Black-Scholes-Merton Model Monte Carlo Model	Implied Volatility	6.1% - 13.5%

December 31, 2020
Security Type	Fair Value	Valuation Technique	Unobservable Input	Input

Derivative assets	$62,444	Black-Scholes-Merton Model	Implied Volatility	7% - 9.6%
In isolation, significant increases (decreases) in the implied volatility would typically result in a significantly higher (lower) fair value measurement for Level 3 derivative assets and Level 3 derivative liabilities.
The Company did not have any significant assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2021 and 2020.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The carrying amounts and fair values of the Company’s significant financial instruments follow:

	December 31, 2021
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$5,219,718	$5,597,536	$35,881	$5,555,886	$5,769	$—
Common stock:
Unaffiliated**	708,874	708,874	699,268	—	—	9,606
Mutual funds	11,552	11,552	11,552	—	—	—
Preferred stock	16,121	16,121	—	16,121	—	—
Mortgage loans	748,539	781,980	—	—	781,980	—
Cash, cash equivalents and short-term investments	138,968	138,979	138,979	—	—	—
Other invested assets, surplus notes	20,989	27,927	—	27,927	—	—
Securities lending reinvested collateral assets	3,844	3,844	3,844	—	—	—
Derivative assets	114,319	114,319	2,536	47,440	64,343	—
Separate account assets	2,068,305	2,136,672	979,708	1,133,346	23,618	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,445,817)	$(1,499,424)	$—	$—	$(1,499,424)	$—
Fixed-indexed annuity contracts	(2,075,779)	(2,057,556)	—	—	(2,057,556)	—
Derivative liabilities	(39,207)	(39,207)	—	(39,207)	—	—
Cash collateral payable	(56,520)	(56,520)	—	(56,520)	—	—
Separate account liabilities*	(1,072,433)	(1,159,998)	—	—	(1,159,998)	—
Securities lending liability	(99,080)	(99,080)	—	(99,080)	—	—

* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

	December 31, 2020
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3	NAV
	(In Thousands)
Assets:
Bonds	$5,293,941	$5,851,229	$8,591	$5,834,928	$7,710	$—
Common stock:
Unaffiliated**	528,206	528,206	518,619	—	—	9,587
Mutual funds	10,119	10,119	10,119	—	—	—
Preferred stock	23,146	24,985	—	24,985	—	—
Mortgage loans	653,394	680,051	—	—	680,051	—
Cash, cash equivalents and short-term investments	237,678	237,602	237,602	—	—	—
Other invested assets, surplus notes	16,008	22,455	—	22,455	—	—
Securities lending reinvested collateral assets	11,622	11,622	11,622	—	—	—
Derivative assets	118,079	118,079	2,097	53,539	62,443	—
Separate account assets	2,078,962	2,189,080	889,416	1,272,600	27,064	—

Liabilities:
Life and annuity reserves for investment-type contracts and deposit fund liabilities	$(1,568,989)	$(1,657,535)	$—	$—	$(1,657,535)	$—
Fixed-indexed annuity contracts	(1,964,719)	(2,010,472)	—	—	(2,010,472)	—
Derivative liabilities	(46,445)	(46,445)	—	(46,445)	—	—
Cash collateral payable	(54,550)	(54,550)	—	(54,550)	—	—
Separate account liabilities*	(1,178,073)	(1,335,609)	—	—	(1,335,609)	—
Securities lending liability	(139,143)	(139,143)	—	(139,143)	—	—
	-152686000
* Variable annuity contracts are considered insurance contracts and therefore, are not included in separate account liabilities for purposes of this disclosure.
** Includes FHLB common stock, which is held at cost.

4. Related-Party Transactions
At December 31, 2021 and 2020, the Company had $215.3 million and $212.8 million respectively, invested in various private debt funds managed by Fort Washington, an indirect subsidiary of Western and Southern.
The Company had $0.5 million and $0.1 million receivable from parent, subsidiaries and affiliates as of December 31, 2021 and 2020, respectively. The Company had $4.6 million and $1.7 million payable to parent, subsidiaries and affiliates as of December 31, 2021 and 2020, respectively. The terms of the settlement generally require that these amounts be settled in cash within 30 days.
Western and Southern guarantees the payment of the Company’s policyholder obligations. In the unlikely event the guarantee would be triggered, Western and Southern may be permitted to take control of the Company’s assets to recover all or a portion of the amounts paid under the guarantee.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

5. Reinsurance
Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.
The effects of reinsurance on premiums, annuity considerations and deposit-type funds are as follows for the years ended December 31:

	2021	2020	2019
	(In Thousands)

Direct premiums	$373,337	$340,206	$477,326
Assumed premiums:
Affiliates	—	—	—
Nonaffiliates	77	81	85
Ceded premiums:
Affiliates	—	—	—
Nonaffiliates	(168)	(148)	(168)
Net premiums	$373,246	$340,139	$477,243
The Company’s ceded reinsurance arrangements impacted certain other items in the accompanying financial statements by the following amounts as of and for the years ended December 31:

	2021	2020	2019
	(In Thousands)
Policy and contract claims:
Affiliates	$—	$—	$—
Nonaffiliates	279	386	600
Policy and contract liabilities:
Affiliates	—	—	—
Nonaffiliates	656	637	671
Amounts recoverable on reinsurance contracts:
Affiliates	—	—	—
Nonaffiliates	6	6	209
In 2021, 2020 and 2019, the Company did not commute any ceded reinsurance nor did it enter into or engage in any agreement that reinsures policies or contracts that were in-force or had existing reserves as of the effective date of such agreements.
At December 31, 2021, the Company has no reserves ceded to unauthorized reinsurers. Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Neither the Company nor any of its related parties, control directly or indirectly, any reinsurers with whom the Company conducts business. No policies issued by the Company have been reinsured with a foreign company, which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance. The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. At December 31, 2021, there are no reinsurance agreements in effect such that the amount of losses paid or accrued exceed the total direct premium collected. The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations.
There would be no reduction in surplus at December 31, 2021, if all reinsurance agreements were cancelled.
6. Federal Income Taxes
The Company is included in the consolidated federal income tax return of Western and Southern. The Company had a receivable (payable) from (to) Western and Southern in the amount of $(2.1) million and $(14.9) million at December 31, 2021 and 2020, respectively. The tax years 2014 through 2020 remain subject to examination by major tax jurisdictions.
The amount of federal income taxes incurred that will be available for recoupment at December 31, 2021, in the event of future capital losses is $14.9 million, $16.0 million, and $15.3 million from 2021, 2020 and 2019, respectively.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

The components of the net deferred tax asset (liability) at December 31 are as follows:

		12/31/2021
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$56,559	$9,598	$66,157
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	56,559	9,598	66,157
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	56,559	9,598	66,157
(f)	Deferred tax liabilities	24,228	44,794	69,022
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$32,331	$(35,196)	$(2,865)

		12/31/2020
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$55,192	$12,449	$67,641
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	55,192	12,449	67,641
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	55,192	12,449	67,641
(f)	Deferred tax liabilities	27,535	26,866	54,401
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$27,657	$(14,417)	$13,240

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
		Ordinary	Capital	Total

(a)	Gross deferred tax assets	$1,367	$(2,851)	$(1,484)
(b)	Statutory valuation allowance adjustments	—	—	—
(c)	Adjusted gross deferred tax assets (a - b)	1,367	(2,851)	(1,484)
(d)	Deferred tax assets nonadmitted	—	—	—
(e)	Subtotal net admitted deferred tax assets (c - d)	1,367	(2,851)	(1,484)
(f)	Deferred tax liabilities	(3,307)	17,928	14,621
(g)	Net admitted deferred tax asset/(net deferred tax liability) (e - f)	$4,674	$(20,779)	$(16,105)

		12/31/2021
		(In Thousands)
		(1)	(2)	(3)
				(Col 1+2)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	—	—	—
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	—	—	—
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	218,100
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	56,559	9,598	66,157
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$56,559	$9,598	$66,157

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

		12/31/2020
		(In Thousands)
		(4)	(5)	(6)
				(Col 4+5)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$1,224	$1,224
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	12,016	—	12,016
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	12,016	—	12,016
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	191,379
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	43,176	11,225	54,401
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$55,192	$12,449	$67,641

		Change
		(In Thousands)
		(7)	(8)	(9)
				(Col 7+8)
Admission Calculation Components SSAP No. 101		Ordinary	Capital	Total

(a)	Federal income taxes paid in prior years recoverable through loss	$—	$(1,224)	$(1,224)
(b)	Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation (the lesser of (b)1 and (b)2 below)	(12,016)	—	(12,016)
	1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date.	(12,016)	—	(12,016)
	2. Adjusted gross deferred tax assets allowed per limitation threshold.	XXX	XXX	26,721
(c)	Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	13,383	(1,627)	11,756
(d)	Deferred tax assets admitted as the result of application of SSAP No. 101 Total ((a) + (b) + (c))	$1,367	$(2,851)	$(1,484)

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

		2021	2020

(a)	Ratio percentage used to determine recovery period and threshold limitation amount	974%	986%

		12/31/2021
		(1)	(2)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$56,559	$9,598
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%
(c)	Net admitted adjusted gross DTAs amount	$56,559	$9,598
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	0.00%

		12/31/2020
		(3)	(4)

Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$55,192	$12,449
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	1.81%
(c)	Net admitted adjusted gross DTAs amount	$55,192	$12,449
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	1.81%

		Change
		(5)	(6)
		(Col 1-3)	(Col 2-4)
Impact of tax planning strategies		Ordinary	Capital
		(In Thousands)
(a)	Adjusted gross DTAs amount	$1,367	$(2,851)
(b)	Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	(1.81)%
(c)	Net admitted adjusted gross DTAs amount	$1,367	$(2,851)
(d)	Percentage of net admitted adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	0.00%	(1.81)%
The Company’s tax planning strategies do not include the use of reinsurance.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Current income taxes incurred consist of the following major components:

			12/31/2021	12/31/2020	12/31/2019
(1)	Current income tax		(In Thousands)
	(a)	Federal	$5,258	$10,422	$9,331
	(b)	Foreign	—	18	33
	(c)	Subtotal	5,258	10,440	9,364
	(d)	Federal income tax on net capital gains	10,742	4,131	15,628
	(e)	Utilization of capital loss carryforwards	—	—	—
	(f)	Other	—	—	—
	(g)	Federal and foreign income taxes incurred	$16,000	$14,571	$24,992

			(1)	(2)	(3)
					(Col 1-2)
(2)	Deferred tax assets:		12/31/2021	12/31/2020	Change
	(a)	Ordinary	(In Thousands)
		(1) Discounting of unpaid losses	$—	$—	$—
		(2) Unearned premium revenue	—	—	—
		(3) Policyholder reserves	49,051	47,566	1,485
		(4) Investments	12	—	12
		(5) Deferred acquisition costs	6,861	6,934	(73)
		(6) Policyholder dividends accrual	—	—	—
		(7) Fixed assets	—	—	—
		(8) Compensation and benefits accrual	29	30	(1)
		(9) Pension accrual	—	—	—
		(10) Receivables - nonadmitted	125	170	(45)
		(11) Net operating loss carryforward	—	—	—
		(12) Tax credit carryforward	—	—	—
		(13) Other	481	492	(11)
		(99) Subtotal	56,559	55,192	1,367
	(b)	Statutory valuation allowance adjustment	—	—	—
	(c)	Nonadmitted	—	—	—
	(d)	Admitted ordinary deferred tax assets (2a99 - 2b - 2c)	56,559	55,192	1,367
	(e)	Capital
		(1) Investments	9,598	12,449	(2,851)
		(2) Net capital loss carryforward	—	—	—
		(3) Real estate	—	—	—
		(4) Other	—	—	—
		(99) Subtotal	9,598	12,449	(2,851)
	(f)	Statutory valuation allowance adjustment	—	—	—
	(g)	Nonadmitted	—	—	—
	(h)	Admitted capital deferred tax assets (2e99- 2f - 2g)	9,598	12,449	(2,851)
	(i)	Admitted deferred tax assets (2d + 2h)	$66,157	$67,641	$(1,484)

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

			(1)	(2)	(3)
					(Col 1-2)
			12/31/2021	12/31/2020	Change
(3)	Deferred tax liabilities:		(In Thousands)
	(a)	Ordinary
		(1) Investments	$6,827	$5,474	$1,353
		(2) Fixed assets	—	—	—
		(3) Deferred and uncollected premium	—	—	—
		(4) Policyholder reserves	17,385	22,000	(4,615)
		(5) Other	16	61	(45)
		(99) Subtotal	24,228	27,535	(3,307)
	(b)	Capital
		(1) Investments	44,794	26,866	17,928
		(2) Real estate	—	—	—
		(3) Other	—	—	—
		(99) Subtotal	44,794	26,866	17,928
	(c)	Deferred tax liabilities (3a99 + 3b99)	$69,022	$54,401	$14,621

(4)	Net deferred tax assets/liabilities (2i - 3c)		$(2,865)	$13,240	$(16,105)

Among the more significant book-to-tax adjustments were the following:

	12/31/2021	Effective Tax Rate	12/31/2020	Effective Tax Rate	12/31/2019	Effective Tax Rate
	(In Thousands)		(In Thousands)		(In Thousands)
Provision computed at statutory rate	$15,603	21.00%	$21,191	21.00%	$9,404	21.00%
Dividends received deduction	(995)	(1.34)	(1,392)	(1.38)	(1,247)	(2.79)
Derivative adjustment	11	0.02	(6,137)	(6.08)	7,622	17.03
Tax credits	(1,625)	(2.19)	(1,680)	(1.66)	(1,745)	(3.90)
Other invested assets and nonadmitted change	252	0.34	115	0.11	(283)	(0.63)
Other	(2,703)	(3.64)	998	0.99	(190)	(0.43)
Total statutory income taxes	$10,543	14.19%	$13,096	12.98%	$13,561	30.28%

Federal and foreign taxes incurred	$16,000	21.53%	$14,571	14.44%	$24,992	55.81%
Change in net deferred income taxes	(5,457)	(7.34)	(1,474)	(1.46)	(11,431)	(25.53)
Total statutory income taxes	$10,543	14.19%	$13,096	12.98%	$13,561	30.28%
At December 31, 2021, the Company had $0.0 million of net operating loss carryforwards, net capital loss carryforwards and tax credit carry forwards; the company had $0.0 million of deferred tax liabilities that are not recognized.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

7. Capital and Surplus
The Company is required by statutory regulations to meet minimum risk-based capital standards. Risk-based capital is a method of measuring the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. At December 31, 2021 and 2020, the Company exceeded the minimum risk-based capital.
Ohio insurance law limits the amount of dividends that can be paid to a parent in a holding company structure without prior approval of the regulators to the greater of 10% of statutory surplus or statutory net income as of the preceding December 31 less any dividends paid in the preceding 12 months, but only to the extent of earned surplus as of the preceding December 31. Based on these limitations, the Company is able to pay dividends of up to $148.1 million by the end of 2022 without seeking prior regulatory approval based on capital and surplus of $1,481.4 million at December 31, 2021.

8. Commitments and Contingencies
The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. The Company believes the resolution of these actions will not have a material effect on the Company’s financial position or results of operations.
At December 31, 2021, the Company does not have any material lease agreements for office space or equipment.
At December 31, 2021, the Company has future commitments to provide additional capital contributions of $147.3 million to investments in joint ventures, limited partnerships and limited liability companies.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

9. Life and Annuity Reserves and Deposit-Type Contract Liabilities

At December 31, 2021, the Company’s general and separate account annuity reserves and deposit-type contract liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal:
With market value adjustment	$512	$576,814	$—	$577,326	8.4%
At book value less current surrender charge of 5% or more	2,168,714	495,619	—	2,664,333	38.6
At fair value	—	—	952,305	952,305	13.8
Total with adjustment or at fair value	2,169,226	1,072,433	952,305	4,193,964	60.8
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	432,759	—	—	432,759	6.3
Not subject to discretionary withdrawal	2,272,878	—	—	2,272,878	32.9
Total individual annuity reserves (before reinsurance)	4,874,863	1,072,433	952,305	6,899,601	100.0%
Reinsurance ceded	656	—	—	656
Net individual annuity reserves	$4,874,207	$1,072,433	$952,305	$6,898,945
Amount subject to greater than a 5% surrender charge that will be subject to minimal or no surrender charge after the statement date	$8,497	$—	$—	$8,497

Group Annuities	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$2,303	$—	$—	$2,303	100.0%
Not subject to discretionary withdrawal	—	—	—	—	—
Total group annuity reserves (before reinsurance)	2,303	—	—	2,303	100.0%
Reinsurance ceded	—	—	—	—
Net group annuity reserves	$2,303	$—	$—	$2,303

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

Deposit-type contracts (no life contingencies)	General Account	Separate Account With Guarantees	Separate Account Non-guaranteed	Total	Percent
	(In Thousands)
Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)	$1,302	$—	$—	$1,302	0.1%
Not subject to discretionary withdrawal	918,091	—	—	918,091	99.9
Total deposit-type contract liability (before reinsurance)	919,393	—	—	919,393	100.0%
Reinsurance ceded	—	—	—	—
Total deposit-type contract liability	$919,393	$—	$—	$919,393
Interest rate changes may have temporary effects on the sale and profitability of annuity products offered by the Company. Although the rates offered by the Company are adjustable in the long-term, in the short-term they may be subject to contractual and competitive restrictions, which may prevent timely adjustment. The Company’s management constantly monitors interest rates with respect to a spectrum of product durations and sells annuities that permit flexible responses to interest rate changes as part of the Company’s management of interest spreads. However, adverse changes in investment yields on invested assets will affect the earnings on those products with a guaranteed return.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

At December 31, 2021, the Company's general and separate account life insurance account values, cash value, and reserves for policies subject to discretionary withdrawal, not subject to discretionary withdrawal, or with no cash value are summarized as follows:

	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(In Thousands)
Subject to discretionary withdrawal, surrender values, or policy loans:
Term policies with cash value	$—	$—	$—	$—	$—	$—
Universal life	186,628	186,628	187,563	—	—	—
Universal life with secondary guarantees	—	—	—	—	—	—
Indexed universal life	—	—	—	—	—	—
Indexed universal life with secondary guarantees	—	—	—	—	—	—
Indexed life	—	—	—	—	—	—
Other permanent cash value life insurance	—	2,868	2,868	—	—	—
Variable life	—	—	—	—	—	—
Variable universal life	2,191	2,191	2,191	8,773	8,773	8,773
Miscellaneous reserves	—	—	—	—	—	—

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	—	XXX	XXX	—
Accidental death benefits	XXX	XXX	—	XXX	XXX	—
Disability - active lives	XXX	XXX	—	XXX	XXX	—
Disability - disabled lives	XXX	XXX	—	XXX	XXX	—
Miscellaneous reserves	XXX	XXX	—	XXX	XXX	—
Total life reserves (before reinsurance)	188,819	191,687	192,622	8,773	8,773	8,773
Reinsurance Ceded	—	—	—	—	—	—
Net life reserves	$188,819	$191,687	$192,622	$8,773	$8,773	$8,773
Federal Home Loan Bank
The Company is a member of the FHLB of Cincinnati. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to increase profitability. The Company has determined the actual/estimated maximum borrowing capacity as $680.0 million. The Company calculated this amount after a review of its pledgeable assets (both pledged and unpledged) and after applying the respective FHLB borrowing haircuts.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

FHLB Capital Stock – General Account:

	December 31
	2021	2020
	(In Thousands)
Membership stock - Class A (not eligible for redemption)	$9,815	$15,863
Membership stock - Class B	—	—
Activity stock	27,245	19,971
Excess stock	2,891	—
Aggregate total	$39,951	$35,834
Actual or estimated borrowing capacity as determined by the insurer	$680,000	$770,000
Collateral Pledged to FHLB – General Account:

	2021				2020
	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral	Fair Value	Carrying Value	Aggregate Total Borrowing	Borrowed at Time of Maximum Collateral
	(In Thousands)
Total as of reporting date	$816,201	$773,001	$610,926	XXX	$901,471	$850,092	$690,951	XXX
Maximum during reporting period	$890,980	$841,919	XXX	$670,464	$967,264	$926,840	XXX	$743,937
Borrowing from FHLB - General Account:

	2021			2020
	At Reporting Date	Reserves Established at Reporting Date	Maximum Amount During Period	At Reporting Date	Reserves Established at Reporting Date
	(In Thousands)
Funding agreements	$610,926	$607,824	$670,464	$690,951	$686,258
Debt	—	XXX	—	—	XXX
Aggregate total	$610,926	$607,824	$670,464	$690,951	$686,258
The Company does not have any prepayment obligations under these FHLB borrowing arrangements.

Integrity Life Insurance Company
Notes to Financial Statements (Statutory-Basis)
December 31, 2021, 2020 and 2019

10. Separate Accounts
The Company’s guaranteed separate account consists of non-indexed, guaranteed rate options that include market value adjustments and systematic transfer options. The guaranteed rate options are sold in fixed annuity products and as investment options within the Company’s variable annuity products. The guaranteed rate options and systematic transfer options carry a minimum interest guarantee based on the guarantee period selected by the policyholder. The fixed annuity products offered provide a death benefit equal to the account value, with one product offering an optional death benefit ranging from 25% to 40% of the gain in the contract. The fixed investment options offered within the Company’s variable annuity products provide the death benefits listed below for variable annuities.
The Company’s nonguaranteed separate accounts consist of subaccounts available through variable annuities and variable universal life insurance. The net investment experience of each subaccount is credited directly to the policyholder and can be positive or negative. The variable annuities include guaranteed minimum death benefits that vary by product and include optional death benefits available on some products. The death benefits offered by the Company include the following: account value, return of premium paid, a death benefit that is adjusted after seven years to the current account value, a death benefit that is adjusted annually to the current account value, and an additional death benefit ranging from 25% to 40% of the gain in the contract. Some variable annuities also provide living benefits, which include guaranteed accumulation amounts on a date certain, guaranteed minimum withdrawal amounts and guaranteed minimum lifetime withdrawal amounts. The death benefit under the variable universal life insurance policies may vary with the investment performance of the underlying investments in the separate accounts.
To compensate the general account for risk taken, the separate accounts paid risk charges of $4.4 million, $4.1 million, $3.8 million, $4.2 million and $3.2 million in 2021, 2020, 2019, 2018 and 2017, respectively. The Company’s general account paid $0.3 million, $0.3 million, $0.2 million, $0.2 million and $0.1 million towards separate account guarantees in 2021, 2020, 2019, 2018, and 2017, respectively.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2021, is as follows:

	Separate Accounts With Guarantees
	Nonindexed Guaranteed Less Than/ Equal to 4%	Nonindexed Guaranteed More Than 4%	Nonguaranteed Separate Accounts	Total
	(In Thousands)

Premiums, considerations or deposits	$5,135	$—	$78,500	$83,635

Reserves for separate accounts with assets at:
Fair value		$—	$961,077	$961,077
Amortized cost	1,072,322	111	—	1,072,433
Total reserves	$1,072,322	$111	$961,077	$2,033,510

Reserves for separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
With fair value adjustment	$576,755	$60	$—	$576,815
At book value without fair value adjustment and with current surrender charge of 5% or more	495,567	51	—	495,618
At fair value	—	—	961,077	961,077
At book value without fair value adjustment and with current surrender charge of less than 5%	—	—	—	—
Subtotal	1,072,322	111	961,077	2,033,510
Not subject to discretionary withdrawal	—	—	—	—
Total separate accounts reserves	$1,072,322	$111	$961,077	$2,033,510

A reconciliation of the amounts transferred to and from the separate accounts for the year ended December 31, 2021, is presented below:

2021
(In Thousands)
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to separate accounts	$83,635
Transfers from separate accounts	265,879
Net transfers to (from) separate accounts	(182,244)

Reconciling adjustments:
Policy deductions and other expenses	575
Other account adjustments	(650)
Transfers as reported in the Summary of Operations of the Company	$(182,319)